UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2023

GENESIS GROWTH TECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41138	98-1601264
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bahnhofstrasse 3 Hergiswil Nidwalden, Switzerland	6052
(Address of principal executive offices)	(Zip Code)

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +41 78 607 99 01

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	GGAAU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	GGAA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	GGAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment on Form 8-K/A to the registrant’s Current Report on Form 8-K filed on May 24, 2023, is being filed to disclose the receipt of and include Exhibit 16.1, as more fully described below.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(b) By letter dated May 15, 2023, Citrin Cooperman & Company, LLP (“Citrin”), our former independent registered public accounting firm, advised the Audit Committee Chair and the Chief Executive Officer of Genesis Growth Tech Acquisition Corp. (the “Company”), that for the reasons set forth below, Citrin could not continue to be associated with the following financial statements of the Company (collectively, the “Impacted Financial Statements”):

(i)	the audited financial statements of the Company as of December 31, 2021 and for the period from March 17, 2021 (inception) through December 31, 2021, on which Citrin issued a report dated April 15, 2022; and

(ii)	the unaudited condensed financial statements contained in the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2022, June 30, 2022 and September 30, 2022.

Citrin advised that the Impacted Financial Statements each included a line item entitled “Cash.”

Citrin stated that on May 12, 2023, it was notified by the Company’s Chief Executive Officer, Eyal Perez, that this cash account is not an asset of the Company. Specifically, Mr. Perez indicated to Citrin that this cash account, which is an operating bank account in Geneva, Switzerland, is not owned by the Company and was not owned by the Company during any of the periods covered by the Impacted Financial Statements. Based on the information provided by Mr. Perez, Citrin stated its belief that the Impacted Financial Statements may be incorrect, and the impact of this error may be material to the Impacted Financial Statements.

The letter from Citrin noted that during its audit and interim review procedures, Mr. Perez represented, among other things, that the cash account was owned by the Company. As a result of Mr. Perez’s communication of May 12, 2023 to the contrary, Citrin determined that the audit evidence obtained from the Company to perform the audit and interim review procedures over the Company’s cash account was not reliable. Citrin further stated that given the discovery of this new information and possible misstatements in the Impacted Financial Statements, it had concerns about the integrity of management including but not limited to their previously provided management representations.

As a result, Citrin advised that it could not continue to be associated with the Impacted Financial Statements and was withdrawing its reports dated April 15, 2022, and September 23, 2022. Moreover, Citrin advised the Company that it had concluded that the Impacted Financial Statements should no longer be relied upon and that the appropriate actions should be taken to prevent further reliance on the Impacted Financial Statements, including disclosure in a Current Report on Form 8-K pursuant to Item 4.02(b) of that form.

The Company is making that disclosure herewith and in a Current Report on Form 8-K filed on May 23, 2023, setting forth the steps it is taking to correct and remediate the error.

Neither the Company’s Audit Committee Chair nor its Board of Directors has discussed the matters disclosed in this filing with Citrin.

The Company provided Citrin with the disclosures under this Item 4.02(b) and requested Citrin to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Item 4.02(b) and, if not, stating the respects in which it does not agree. A copy of Citrin’s letter is attached as Exhibit 16.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Letter from Citrin Cooperman & Company, LLP (filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS GROWTH TECH ACQUISITION CORP.

Date: May 24, 2023	By:	/s/ Eyal Perez
	Name:	Eyal Perez
	Title:	Chief Executive Officer, Chief Financial Officer and Director

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